UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2015

Sarepta Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14895	93-0797222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street

Suite 415

Cambridge, MA 02142

(Address of principal executive offices, including zip code)

(617) 274-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Chris Garabedian, President and Chief Executive Officer of Sarepta Therapeutics, Inc. (the “Company”), will be conducting meetings with several investors attending the 33nd Annual J.P. Morgan Healthcare Conference (the “Conference”) in San Francisco from January12, 2015 through January 15, 2015. At these meetings, Mr. Garabedian will disclose that the Company had cash and other investments of $211 million as of December 31, 2014 (unaudited).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2015, after a tenure of more than a decade on the Company’s Board of Directors (the “Board”), John Hodgman notified the Company that he will be participating in an extended religious mission and, as result, has decided to resign from his positions as Director, Interim Chairman of the Board, Chairman of the Audit Committee and member of the Board’s audit and compensation committees effective on the date of the next annual meeting of stockholders, which the Company anticipates will be held in June of this year. There were no known disagreements between Mr. Hodgman and the Company or any officer or director of the Company which led to Mr. Hodgman’s resignation.

“We at Sarepta value John’s sage advice and will miss his insightful guidance as a director and in his role as interim chair. We thank him for more than a decade of service to the Company and wish him all the best in his missionary assignment and future endeavors” said Chris Garabedian, President and Chief Executive Officer of the Company.

Item 7.01 Regulation FD Disclosure.

The disclosure in Item 2.02 above is hereby incorporated by reference into this Item 7.01.

As part of the meetings at the Conference, on January 15, 2015, Mr. Garabedian will deliver the slide presentation attached to this report as Exhibit 99.1, which is incorporated herein by reference.

The information in this report and Exhibit 99.1 to this report is furnished pursuant to Items 2.02 and 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Items 2.02 and 7.01 of this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished as part of this report.

Exhibit No.	Description

99.1	Sarepta Therapeutics, Inc. slide presentation to be presented at the 33rd Annual J.P. Morgan Healthcare Conference on January 15, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sarepta Therapeutics, Inc.

By:	/s/ Christopher Garabedian
Christopher Garabedian
President and Chief Executive Officer

Date: January 12, 2015